                                 LEASE AGREEMENT

                             FOR PREMISES LOCATED AT

                      DIAGONAL OFFICES -1375 Florida Avenue

                               Longmont, Colorado


                                     BETWEEN

                          QUANTUM CONSULTING ASSOCIATES

                                    AS TENANT

                                       AND

                                PRATT PARTNERSHIP

                                   AS LANDLORD


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                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

1.      PREMISES LEASED; DESCRIPTION..........................................1


2.      PRESENT CONDITION OF PROPERTY.........................................1


3.      TERM..................................................................1

        3.1    Initial Term...................................................1
        3.2    Option to Extend...............................................1
        3.3    Tenant Improvement Construction................................2
        3.4    Delivery of Possession.........................................2

4.      Rent..................................................................2

        4.1    Base Rental....................................................2
        4.2    Operating Expenses.............................................3
        4.3    Escalation of Base Rental......................................5
        4.4    Private Security Service.......................................5
        4.5    Late Charges...................................................5
        4.6    Security Deposit...............................................5
        4.7    Proration of Rent for Partial Months...........................6

5.      TAXES.................................................................6

6.      SERVICES PROVIDED BY LANDLORD.........................................6

7.      INTERRUPTION OR DISCONTINUANCE OF LANDLORD'S SERVICES.................7

8.      HOLDING OVER..........................................................7

9.      MODIFICATIONS OR EXTENSIONS...........................................8

10.     ALTERATIONS BY LANDLORD...............................................8

11.     ALTERATIONS BY TENANT.................................................8

12.     MECHANIC'S LIENS......................................................8

13.     SIGNS.................................................................8

14.     MAINTENANCE AND REPAIRS OF THE BUILDING; LANDLORD NOT LIABLE FOR DAMAGE
        TO CONTENTS...........................................................8

15.     CONDITION UPON SURRENDER-- RETURN OF KEYS.............................9

16.     NO WASTE;  NO NUISANCE; COMPLIANCE WITH LAWS;  RULES AND REGULATIONS..9

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17.     LIABILITY FOR OVERLOAD...............................................12

18.     NO USE OF PREMISES IN VIOLATION OF INSURANCE POLICIES................12

19.     INSURANCE............................................................12

        19.1   Waiver of Subrogation.........................................12
        19.2   Other Provisions Regarding Tenant's Insurance.................13
        19.3   Changes in Standard Policies..................................13

20.     FIRE REGULATIONS-- TENANT RESPONSIBILITY.............................13

21.     REPLACEMENT OF BUILDING-- CASUALTY DAMAGES...........................13

22.     ENVIRONMENTAL MATTERS................................................14

        22.1   Definitions...................................................14
        22.2   Tenant's Obligation to Indemnity, Defend and Hold Harmless....15
        22.3   Tenant's Obligation to Remediate..............................16
        22.4   Notification..................................................17
        22.5   Negative Covenants............................................17
        22.6   Landlord's Right to Inspect and to Audit Tenant's Records.....18
        22.7   Landlord's Right to Remediate.................................18
        22.8   Landlord's Obligation to Remediate............................18
        22.9   Landlord's Obligation to Indemnity, Defend and Hold Harmless
               Concerning Environmental Matters..............................18
        22.10  Survival of Environmental Obligations.........................19

23.     ENTRY BY LANDLORD....................................................19

24.     DEFAULT - REMEDIES OF LANDLORD.......................................19

        24.1   Default Defined...............................................19
        24.2   Landlord's Remedies in the Event of Default...................20
        24.3   Tenant to Surrender Peaceably.................................21
        24.4   No Termination by Re-Entry....................................21
        24.5   Injunction....................................................21
        24.6   Remedies Listed are Cumulative and Non-Exclusive..............21
        24.7   Interest on Sums Past Due.....................................21
        24.8   Attorneys' Fees...............................................21
        24.9   Time to Cure Certain Non-Monetary Defaults....................21
        24.10  Landlord Default..............................................22

25.     LANDLORD'S SECURITY INTEREST IN TENANT'S PERSONAL PROPERTY;
        LANDLORD'S RIGHT TO REMOVE SAME......................................22

26.     LEGAL PROCEEDINGS AGAINST TENANT BY THIRD PARTIES; TENANT TO
        PAY LANDLORD'S FEES..................................................22

27.     INDEMNIFICATION BY TENANT AND BY LANDLORD............................23


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28.     ASSIGNMENT OR SUBLETTING.............................................23

29.     LANDLORD'S WARRANTY OF TITLE; QUIET ENJOYMENT........................24

30.     ADDITIONAL DEVELOPMENT OF PROPERTY RIGHTS OF LANDLORD................24

31.     MENTAL ACQUISITION OF THE PREMISES...................................24

32.     SUBORDINATION OF TAK LEASEHOLD TO MORTGAGES..........................25

33.     TENANT'S GUARANTEE AND FINANCIAL STATEMENTS..........................25

34.     MEMORANDUM OF LEASE-- RECORDING......................................26

35.     NO WAIVER OF BREACH; ACCEPTANCE OF PARTIAL PAYMENTS OF RENT..........26

36.     CONTROLLING LAW......................................................26

37.     INUREMENTS...........................................................26

38.     TIME.................................................................26

39.     ADDRESSES EMPLOYER IDENTIFICATION NUMBERS; METHOD OF GIVING NOTICE...26

40.     PARAGRAPH HEADINGS; GRAMMAR..........................................27


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

                                      LEASE

        THIS LEASE, made and entered into this 17th day of August, 1993, by and between PRATT PARTNERSHIP, a Colorado general partnership, hereinafter referred to as "Landlord," and QUANTUM CONSULTING ASSOCIATES, hereinafter referred to as "Tenant,"

                                   WITNESSETH:

        In consideration of the covenants, terms, conditions, agreements, and payments as hereinafter set forth, the parties hereto covenant and agree as follows:

        1. PREMISES LEASED; DESCRIPTION. Landlord hereby leases unto Tenant the following described premises containing approximately 2,488 square feet of office space and Tenant's prorated share of common areas, measured to the outside of the walls, including overhangs, canopies and loading docks, and to approximately 1/2 the thickness of common walls; commonly known as 1375 Florida, Suite 8, in the City of Longmont, County of Boulder, State of Colorado, a more detailed description of which is Lot 1, Longmont Industrial Park, Unit 2, Replat B, City of Longmont, County of Boulder, State of Colorado, a diagram of which is attached as Exhibit B (hereinafter referred to as the "premises"); the leasing of which is made according to the terms of this Agreement; together with all appurtenances thereto, and all fixtures attached thereto, in present condition, and together with non-exclusive reasonable access across any other land owned by Landlord as may be required for use of the premises by Tenant, with such access to be on such roadways, sidewalks, and other common areas of which the premises are a part, or of any such adjacent lands owned by Landlord, as Landlord may from time to time designate.

        2. PRESENT CONDITION OF PROPERTY. Tenant has examined, and accepts the building, improvements, and any fixtures on the premises, in present condition, subject to the construction of Tenant Improvements as detailed on the plans and specifications labeled Exhibit "A," attached hereto and made a part hereof by reference. No representation, statement, or warranty, expressed or implied, has been made by or on behalf of Landlord as to the condition of the premises, or as to the use that may be made of same. In no event shall Landlord be liable for any defect in the premises or for any limitation on the use of the premises.

        3. TERM.

                3.1 INITIAL TERM. The term of this lease shall commence at 12:00 noon on September 15, 1993 (the "Commencement Date"), and unless terminated as herein provided for, shall end at 12:00 noon on the 15th day of September, 1996. The Commencement Date as set forth in this Paragraph 3.1 shall be subject to those adjustments of the Commencement Date, if any, set forth in Paragraph 3.3 which relate to the performance of construction on the premises.

                3.2 OPTION TO EXTEND. Upon full and complete performance of all the terms, covenants, and conditions herein contained by Tenant and payment of all rental due under the terms hereof, Tenant shall be given the option to renew this lease for N/A additional terms of N/A -months each. Each such option shall be exercisable only by delivery of Tenant's signed written notice of extension to Landlord not less than 180 days prior to the expiration of the then-existing lease term. In the event of such exercise, this lease shall be deemed to be extended for the additional period pursuant to all the terms and conditions set forth herein, including (but not as a limitation) those provisions for increase of the base rental set forth in Paragraph 4.1.3. In the event of exercise of said Option, any funds held by Landlord pursuant hereto shall continue to be so held subject to the terms and conditions relating to same.

                3.3 TENANT IMPROVEMENT CONSTRUCTION. The Commencement Date of this lease shall be delayed until the substantial completion of the tenant improvements described on Exhibit "A" attached hereto and delivery of possession to Tenant, if such occurs after the Commencement Date, as follows: if for any reason Landlord does not substantially complete such construction prior to the Commencement Date, such failure will not affect the validity of this lease, but in such case Tenant shall not be obligated to pay rent until such construction is substantially completed and possession of the premises is delivered to Tenant. Provided, however, if Landlord shall not have substantially completed and delivered possession of the premises within sixty (60) days after the Commencement Date, Tenant may, at Tenant's option, upon notice in writing to Landlord delivered within ten (10) days after the end of the 60-day period, cancel this lease. Landlord shall have no liability to Tenant for failure to substantially complete construction prior to any date or dates. Tenants only remedy shall be cancellation of the lease.

               Should construction of the tenant improvements be completed to such an extent as to permit the issuance of a partial certificate of occupancy by the governing authority, Tenant may occupy the portion of the premises so permitted prior to (or after) the Commencement Date and shall pay rent for the occupied portion, prorated in proportion to the number of square feet of building space occupied, beginning on data of delivery of possession. Rent adjustments shall be similarly prorated. In no event shall Tenant take possession prior to satisfaction of the requirements for Tenant's insurance set forth below.

                3.4 DELIVERY OF POSSESSION. Except as above provided with respect to construction of Tenant improvements, Tenant shall be entitled to possession of the premises at noon on the Commencement Date, as defined in Paragraph 3.1. Tenant may, with approval by Landlord in its sole discretion, have access to the premises during tenant improvement construction for the purpose of moving in Tenant-owned furniture, fixtures, equipment and inventory. This access and the items so moved in shall not in any way impede the construction of the tenant improvements, nor shall Landlord, its agent, employees, sub-contractors, or any other person on the premises whether invited or not invited, be liable for the protection, care or security of Tenant owned items. This paragraph shall not be construed so as to permit Tenant to occupy the premises prior to the satisfaction of all requirements for Tenant's insurance set forth below.

        4. RENT. Tenant shall pay to Landlord, at the address of Landlord as herein set forth, the following as rental for the premises:

                4.1 BASE RENTAL. The base rental for the full term hereof shall be SEVENTY THOUSAND NINE HUNDRED EIGHT AND NO/100THS Dollars ($70,908.00), payable in monthly installments (basic monthly rental of ONE THOUSAND NINE HUNDRED SIXTY


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NINE AND 67/100THS Dollars ($1,969.67)) in advance on the first day of each month during the term hereof.

                4.2 OPERATING EXPENSES. Tenant shall pay to Landlord during the term hereof, in addition to the Bass Rental, Tenant's Share, as hereinafter defined, of the Operating Expenses, as hereinafter defined, for each year of the term, in accordance with the following provisions:

                        4.2.1 Tenant's Share, as defined, for purposes of this Lease Agreement, to be the percentage which is determined by dividing the approximate square footage of the Leased Premises by the total approximate square footage of the space contained in the Diagonal Offices Project. It is understood and agreed that the square footage figures set forth in the Lease Agreement which Landlord and Tenant agree are reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in the space available for lease in the Diagonal Offices Project. Total square footage in the Diagonal Offices Project is 16,844 square feet, and Tenant's share is fourteen and eight tenths percent (14.80).

                        4.2.2 Operating Expenses for the first year of the initial term are estimated to be $3.00 per rentable square foot. During said year, Tenant shall make estimated monthly payments of $622.00 as Tenant's share of Operating Expanses.

                        4.2.3 Tenant's share of the Operating Expenses for the first and last years of the lease term shall be prorated according to that portion of such year as to which Tenant is responsible for a share of such expenses.

                        4.2.4 "Operating Expenses" is defined, for purposes of this Lease Agreement, to include all costs, if any, incurred by Lessor in the exercise of its reasonable discretion, for:

                        (a) The operation, repair, maintenance, and replacement, in neat, clean, safe, good order and condition, of the Diagonal Offices Project, which may include but is not limited to, the following:

                                (i) The Common Areas, including their surfaces,
coverings, decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, building exteriors and roofs, fences and gates;

                                (ii) All heating, air conditioning, plumbing,
electrical systems, ADA issues, life safety equipment, telecommunication and other equipment used in common by, or for the benefit of, tenants or occupants of the Diagonal Offices Project, including tenant directories, fire detection systems including sprinkler system maintenance and repair.

                        (b) Trash disposal, janitorial for the common areas and security services;


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                        (c) Any other service which may be provided by Landlord
that is elsewhere in this Lease Agreement stated to be an "Operating Expense";

                        (d) The cost of the premiums for the liability and property insurance policies to be maintained by Landlord under Paragraph 19 hereof;

                        (e) The amount of the real property taxes to be paid by Landlord under Paragraph 5 hereof;

                        (f) The cost of water, sewer, gas, electricity, and other publicly mandated services to the Diagonal Offices Project;

                        (g) Labor, salaries and applicable fringe benefits and costs, materials, supplies and tools, used in maintaining and/or cleaning the Diagonal Offices Project and accounting and a management fee attributable to the operation of the Diagonal Offices Project;

                        (h) Replacing and/or adding improvements mandated by any governmental agency and any repairs or removals necessitated thereby amortized over its useful life according to the Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then reasonable in the judgment of Landlord's accountants);

                        (i) Replacements of equipment or improvements that have a useful life for depreciation purposes according to Federal income tax guidelines of five (5) years or less, as amortized over such life.

                        4.2.5 Operating Expenses shall not include the costs of replacements of equipment or improvements that have a useful life for Federal income tax purposes in excess of five (5) years unless it is of the type described in Paragraph 4.2.4(h) , in which case their cost shall be included as above provided.

                        4.2.6 Operating Expenses shall not include any expenses paid by any tenant directly to third parties, or as to which Landlord is otherwise reimbursed by any third party, other tenant, or by insurance proceeds.

                        4.2.7 Each January 1st, and annually thereafter, Tenant's Share of any increase in Operating Expenses shall be payable by Tenant within ten (10) days after a reasonably detailed statement of actual expenses is presented to Tenant by Landlord. At Landlord's option, however, an amount may be estimated by Landlord from time to time in advance of Tenant's Share of the increase in Operating Expenses; and the same shall be payable monthly or quarterly, as Landlord shall designate, during each calendar year subsequent to the year in which the lease is executed, on the same day as the Base Rental is due hereunder. In the event that Tenant pays Landlord's estimate of Tenant's Share of the increase in Operating Expenses as aforesaid, Landlord shall deliver to Tenant within sixty (60) days after the expiration of each subsequent year a reasonably detailed statement showing Tenant's Share of the actual Operating Expense increase incurred during such year. If Tenant's payments under this paragraph 4.2.7 during said subsequent year exceed Tenants Share as indicated on said statement, Tenant shall be entitled to credit the amount of such overpayment against Tenant's


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Share of Operating Expenses next falling due. If Tenant's payments under this paragraph during said subsequent year were less than Tenant's Share as indicated on said statement, Tenant shall pay to Landlord the amount of the deficiency within ten (10) days after delivery by Landlord to Tenant of said statement. Landlord and Tenant shall forthwith adjust between them the cash payment any balance determined to exist with respect to that portion of the last year for which Tenant is responsible as to Operating Expenses, notwithstanding that the Lease term may have terminated before the end of such year.

                4.3 ESCALATION OF BASE RENTAL.

                        4.3.1 On March 15,1995, the base rental payable by Tenant shall be increased by five percent (5%).

                        4.3.2 Landlord and Tenant agree that the Base Rental increase shall be calculated on the Base Rental of $9.50 per square foot.

                4.4 PRIVATE SECURITY SERVICE. Landlord may, in its sole discretion, engage a private security service, as an independent contractor, to patrol an area which includes the premises. If Landlord does so employ a private security service, the cost thereof shall be treated in the same manner as Operating Expense and paid by Tenant as Additional Rent under the same provisions as are applicable to Operating Expense.

               Landlord shall have absolutely no obligation to engage a private security service and shall not be liable for any damages or loss which might have been averted had a private security service been engaged. If Landlord does engage a private security service, Landlord shall not be liable for any damages or loss which may result from actions, inactions, non-performance or quality of performance by the security service. If the Tenant desires a higher level of security services than Landlord provides, or wishes to obtain an agreement that there will be liability for actions, inactions, non-performance or quality of performance by a security service, Tenant may itself engage such security service as Tenant chooses, at Tenant's sole expense.

               Nothing herein shall limit any action by Tenant against any person or entity providing private security service, provided that Landlord shall not be party to, or liable for any judgment entered in such an action, as a defendant, cross defendant, third-party defendant, or otherwise. Tenant shall indemnify Landlord against any loss, liability or claim arising out of any action brought by tenant against any person or entity providing private security service. The obligation to indemnify shall include payment of Landlord's attorneys' fees incurred in connection with the claim covered by the indemnity and in enforcing the obligation to indemnify.

                4.5 LATE CHARGES. Tenant will pay a late charge equal to five percent of any monthly rental payment or other payment not paid when due, which payment shall be in addition to any interest elsewhere provided for.

                4.6 SECURITY DEPOSIT. Landlord acknowledges receipt of the sum of THREE THOUSAND NINE HUNDRED THIRTY NINE AND 34/100THS Dollars ($3,939.34) paid by Tenant upon the execution hereof, to be retained by Landlord as security for the performance of all of the terms and conditions of this lease Agreement to be performed by Tenant including


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payment of all rental due under the terms hereof. Landlord shall not owe Tenant any interest on the deposit. At Landlord's election, deductions may be made by Landlord from the amount so retained for the reasonable cost of repairs to the premises which should have been performed by Tenant, for any rental payment or other sum delinquent under the terms hereof, and for any sum used by Landlord in any manner to cure any default in the performance of Tenant under the terms of this lease. In the event deductions are so made during the rental term, upon notice by Landlord, Tenant shall redeposit such amounts so expended so as to maintain the security deposit in the amount as herein provided for, within 10 days after receipt of such written demand from Landlord. Nothing herein contained shall limit the liability of Tenant as to any repairs or maintenance of the premises; and nothing herein shall limit the obligation of Tenant promptly to pay all sums otherwise due under this lease and to comply with all the terms and conditions hereof. The security deposit, less any sums withheld by Landlord pursuant to the terms hereof, shall be repaid to Tenant within sixty days after the data of termination of the lease.

                4.7 PRORATION OF RENT FOR PARTIAL MONTHS. If the lease term begins on other than the first day of a month, base rent and additional rent from such date until the first day of the next succeeding calendar month shall be prorated on the basis of the actual number of days in such calendar month and shall be payable in advance. If the lease term terminates on other than the last day of the calendar month, rent from the first day of such calendar month until such termination date shall be prorated on the basis of the actual number of days in such month, and shall be payable in advance.

        5. TAXES. The Landlord will pay all real property taxes which may be levied or assessed against the property of which the leased premises are a part. Tenant shall be responsible for and shall pay any and all taxes or assessments levied or assessed against any furniture, fixtures, equipment, and items of a similar nature installed or located in or about the leased premises by Tenant.

        6. SERVICES PROVIDED BY LANDLORD. Landlord agrees, without extra charge except as provided below, during the period Tenant shall occupy the premises under the terms hereof, and in accordance with standards from time to time prevailing for a office building in the City of Longmont:

                (a) to furnish such heated or cooled air to the premises each business day other than Saturdays, Sundays and legal holidays from 8:00 a.m. to 8:00 p.m., as may in the judgment of Landlord be reasonable required for the comfortable use and occupation of the premises;

                (b) to provide window washing as may in the judgment of Landlord be reasonably required; and

                (c) to cause electric current to be supplied for lighting the premises and public halls and ordinary business office use.

        It is understood that Tenant shall use such electric current as shall be supplied by Landlord only for ordinary lighting and ordinary office equipment, necessary for normal business use, as reasonably determined by Landlord, unless the prior written approval of


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Landlord is obtained. Tenant shall pay on demand to Landlord for electric current for any other purpose, including without limitation, the operation of heavy duty accounting equipment and copy equipment and the operation of ordinary office equipment in such numbers that more electric current is required than is necessary for normal business office use as determined by Landlord. Tenant shall also pay Landlord for Landlord's cost of acquiring and installing meters or other measuring devices, if deemed necessary by Landlord for determining the amount of electric current used by Tenant. The amount to be paid by Tenant for use of electric current shall be determined by data from meters or other measuring devices satisfactory to Landlord based upon charges determined by Landlord, unless the amount to be paid is otherwise agreed upon by Landlord and Tenant. Before using more electric current than is necessary for normal business office use, Tenant shall ascertain from Landlord the maximum amount of electric current which can be safely used in the premises, taking into account the capacity of the electric wiring and other electric facilities in the building and the premises, as well as the needs of other tenants in the Building, and Tenant shall not use more electric current than the maximum amount which can be safely used in the premises. Landlord's consent to Tenant's use of anything using more electric current than is necessary for normal business office use shall not relieve Tenant from its obligation not to use more electric current than that which Landlord states is the maximum amount which can be safely used in the premises.

        7. INTERRUPTION OR DISCONTINUANCE OF LANDLORD'S SERVICES. Tenant agrees that Landlord shall not be liable for failure to supply any such heating, air conditioning, or electric current during any period Landlord is unable to furnish such services or current and Landlord uses reasonable diligence to supply such services or current, it being understood that Landlord reserves the right to discontinue temporarily such services, or any of them, or such current at such times as may be necessary by reason of accident, unavailability of employees, repairs, alterations or improvements, or whenever by reason of strikes, lockouts, riots, acts of God or any other happening, beyond control of Landlord. Landlord's obligations to furnish services or current shall be conditioned upon the availability of adequate energy sources. Landlord shall have the right to reduce heating, cooling or lighting within the premises and in the public areas in the Building and the right to enter upon the premises at all reasonable times in order to make such repairs, alterations and adjustments as shall be necessary in order to comply with the provisions of any mandatory or voluntary fuel or energy saving allocation or similar statute, regulation or program. Tenant further agrees that, if any payment of rent as herein provided shall remain unpaid for more than Ten (10) days after it shall become due, Landlord may, without notice to Tenant, discontinue furnishing heating, air conditioning, and electric current, or any of them, until all arrears of rent shall have been paid in full, and Landlord shall not be liable for damages to person or property for any such discontinuance, nor shall such discontinuance in any way be construed as an eviction of tenant or cause an abatement of rent or operate to release Tenant from any of the Tenants obligations hereunder.

        8. HOLDING OVER. If, after expiration of the term of this lease, Tenant shall remain in possession of the premises and continue to pay rent without a written agreement as to such possession, then Tenant shall be deemed a month-to-month Tenant and the rental rate during such holdover tenancy shall be equivalent to one and one-half times the monthly rental paid for the last month of tenancy under this lease. Such month-to-month tenancy may be terminated by the Landlord at noon on any day which is more than twenty-nine
(29) days after date of delivery of Landlord's written notice of termination to Tenant.

        9. MODIFICATIONS OR EXTENSIONS. No holding over by Tenant shall operate to renew or extend this lease without the written consent of Landlord. No modification of this lease shall be binding unless endorsed hereon or otherwise written and signed by the respective parties.

        10. ALTERATIONS BY LANDLORD. Tenant shall permit Landlord to enter the premises to examine and inspect the same and make such repairs,, additions or alterations as Landlord may deem necessary or proper for the safety, improvement or preservation thereof and of the Building, and it is expressly understood that Landlord shall at all times have the right at its election to make any such alterations or changes either to the premises or to other portions of the Building as it may from time to time deem necessary or desirable, as long as such alterations and changes do not unreasonably interfere with Tenant's use and occupancy of the premises.

        11. ALTERATIONS BY TENANT. Tenant shall make no alterations, decorations, improvements or additions to the premises without first obtaining the written consent of Landlord; and all said alterations, additions or improvements made by either party whether or not at the expense of Tenant, including carpeting, shall be deemed a part of the real estate and the property of Landlord and shall remain upon and be surrendered with said premises as a part thereof without molestation, disturbance or injury at the end of said term whether by lapse of time or otherwise.

        12. MECHANIC'S LIENS. Tenant shall pay all costs for construction done by it or caused to be done by it on the premises as permitted by this lease. Tenant shall keep the building, other improvements and land of which the premises are a part free and clear of all mechanic's liens resulting from construction by or for Tenant. Tenant shall have the right to contest the correctness or validity of any such lien if, immediately on demand by Landlord, Tenant deposits with Landlord and/or any appropriate court or title insurance company a bond or sum of money sufficient to allow issuance of title insurance against the lien and/or to comply with the statutory requirements for discharge of the lien found in ss.ss. 38-22-130 and 131, Colorado Revised Statutes, or any successor statutory provision. Landlord shall have the right to require Tenant's contractor(s), subcontractors and materialmen to furnish to both Tenant and Landlord adequate lien waivers on work or materials paid for, in connection with all periodic or final payments, by endorsement on checks, making of joint checks, or otherwise, and Landlord shall have the right to review invoices prior to payment. Landlord reserves the right to post notices on the premises that Landlord is not responsible for payment of work performed and that Landlord's interest is not subject to any lien.

        13. SIGNS. It is the Landlord's intent to maintain uniformity of signs. Tenant shall place no signs on the leased premises without prior written consent of Landlord. No signs shall be placed on any windows or doors. Landlord will provide a common directory sign for the Building and Tenant shall be entitled to a listing on such sign.

        14. MAINTENANCE AND REPAIRS OF THE BUILDING; LANDLORD NOT LIABLE FOR DAMAGE TO CONTENTS. Landlord shall be responsible for maintenance and repairs of the structural portions, the roof, the common areas and the exterior finish of the building (other than glass) on the premises at the sole cost and expense of Landlord; provided, however, that if any such maintenance or repairs are necessitated by the acts of Tenant or its employees, agents, contractors, sub-contractors, licensees, invitees or guests, Tenant shall reimburse Landlord for the cost of same, as additional rent, to be paid within 10 days after delivery of invoice. All other maintenance, repairs and replacements within the premises shall be performed by Tenant, at its own expense, including all necessary maintenance, repairs and replacements to electrical systems, window or other glass, doors, fixtures, interior decorations, and all other appliances and appurtenances. Such repairs and replacements, interior and exterior, ordinary as well as extraordinary, shall be made promptly, as and when necessary, so that the premises are maintained in first class condition. All such maintenance, repairs and replacements shall be in quality and class at least equal to the original work. On default of Tenant in making such maintenance, repairs or replacements, Landlord may, but shall not be required to, make such repairs and replacements for Tenant's account, and the expense shall constitute and be collectable as additional rent, together with interest thereon as hereinafter provided.

        Notwithstanding the Landlord's obligations elsewhere set forth in this lease, under no circumstances shall Landlord be liable for damage to the contents of the building or consequential damages to Tenant resulting from roof or window leaks or failure, or leakage of any water pipe or gas pipe, failure of any communications system or alarm, failure or leakage or discharge by any sprinkler system or other fire suppression system, power surges, power shortages or outage, sewer failure or sewage backup, or failure or malfunction of any heating or cooling system. The term "contents" shall include, but shall not be limited to, improvements made by Tenant, and data bases and other information stored or contained to computers, hard or floppy disks, tapes, computer chips and other memory or storage devices. The term "consequential damages" shall include, but not be limited to, Tenant's inability to perform any contract on which Tenant is bound, loss of sales, loss of profit, or loss of business reputation or goodwill.

        15. CONDITION UPON SURRENDER -- RETURN OF KEYS. Tenant shall vacate the premises in the same condition as when received, ordinary wear and tear excepted, and shall remove all of Tenant's property, so that Landlord can repossess the premises not later than noon on the day upon which this lease or any extension hereof ends, whether upon notice, holdover or otherwise. The Landlord shall have the same rights to enforce this covenant by ejectment and for damages or otherwise as for the breach of any other conditions or covenant of this lease. Upon termination of the lease, Tenant shall deliver to Landlord keys which operate all locks on the exterior or interior of the premises, including, without limitation, keys to locks on cupboards and closets. Tenant shall retrieve all keys to the premises which Tenant has delivered to employees or others, and include same with the keys delivered to Landlord.

        16. NO WASTE; NO NUISANCE; COMPLIANCE WITH LAWS; RULES AND REGULATIONS. Tenant shall use the premises for offices and other uses appurtenant thereto. Tenant shall conform to all present and future laws and ordinances of any governmental authority having jurisdiction over the premises, and will make no use in violation of same. No outside storage shall be allowed unless first approved by Landlord in writing and then only in such areas as are designated as storage areas by Landlord. Tenant shall not commit or suffer any waste on the premises. Tenant shall not permit any nuisance to be maintained on the premises nor permit any disorderly conduct, noise or other activity having a tendency to annoy or to disturb occupants of any other part of the property of which the premises are a part and/or of any adjoining property.

        It is further agreed that the following rules and regulations shall be and are hereby made a part of this Lease and Tenant agrees that its employees and agents, or any others permitted by Tenant to occupy or enter the premises, will at all times abide by said rules and regulations and that a default in the performance and observance thereof shall operate the same as any other default herein:

                (A) The sidewalks, entries, passages, corridors, stairways and elevators (if the Building is so equipped) of the Building shall not be obstructed by Tenant, or its agents or employees, or used for any purpose other than ingress and egress to and from the premises.

                (B) (i) Furniture, equipment or supplies shall be moved in or out of the Building only using the doors designated by Landlord and then only during such hours and in such manner as may be prescribed by Landlord.

                    (ii) No safe or article, the weight of which may, in the opinion of the Landlord, constitute a hazard or danger to the Building or its equipment, shall be moved into the premises.

                (C) No furniture shall be placed in front of the Building or in any lobby or corridor, without the prior written consent of Landlord. Landlord shall have the right to remove all non-permitted signs and furniture, without notice to Tenant, at the expanse of Tenant.

                (D) Tenant shall not do or permit anything to be done in the premises, or bring or keep anything therein, which will in any way increase the rate of fire insurance on the Building, or on property kept therein, or obstruct or interfere with the rights of other Tenants, or in any way injure or annoy them, or conflict with the laws relating to fire, or with any regulations of the fire department, or with any insurance policy upon the Building or any part thereof, or conflict with any governmental rules, regulations and ordinances of the City or its statutes.

                (E) Landlord shall have the right to take all such reasonable measures as it may deem advisable for the security of the Building or its occupants, including without limitation (i) the requirements that persons entering or leaving the Building whether or not during regular working hours, identify themselves to security personnel, if any, by registration or otherwise,
(ii) establish their right to enter or leave the Building and allow reasonable security inspection of themselves and their effects, (iii) that Tenant evacuate itself temporarily from the Building for reasonable drill purposes, (iv) that Landlord reasonably be permitted to temporarily deny Tenant and its employee, representatives and invitees access to, and to temporarily close the Building,
(v) deny access to the Building offer regular working hours under such reasonable rules and regulations as Landlord may prescribe from time to time.

                (F) Water closets and other water fixtures shall not be used for any purpose than that for which the same are intended, and any damage resulting to the same from misuse on the part of Tenant, its agents or employees shall be paid for by Tenant.

                (G) No animals shall be allowed in the Building. No person shall disturb the occupants of this or adjoining building or premises by the use of any radio or musical instrument or by the making of loud or improper noises.

                (H) Bicycles or other vehicles shall not be permitted in the Building, nor shall any obstruction of sidewalks or entrances of the Building by such be permitted.

                (I) Tenant shall not allow anything to be thrown by Tenant, its agents, employees or those in the Building at the express or implied invitation of Tenant, out of the windows or doors or ventilating ducts or shafts of the Building. Tenant except in case of fire or other emergency, shall not open any outside windows so as to interfere with the proper functioning of the Building air conditioning system.

                (J) No additional lock or locks shall be placed by Tenant on any door in the Building unless written consent of Landlord shall first have been obtained. A reasonable number of keys to the premises will be furnished by Landlord, and neither Tenant, its agents or employees, shall have any duplicate key made. At the termination of this tenancy, Tenant shall promptly return to Landlord all keys to offices.

                (K) No awning, shade, drape or covering shall be placed over the exterior windows of the Building without the prior consent of Landlord, nor shall any window of the Building be obstructed without the prior written consent of Landlord.

                (L) If Tenant desires telegraphic, telephonic or other electric connections or plumbing or pipe connections beyond that service provided, Landlord or its agents will direct the electricians or plumbers as to where and how the wiring or plumbing connections may be introduced and without such direction, no wiring or plumbing connections or boring or cutting for wiring or plumbing connections will be permitted. Any such installation and connection shall be made at Tenant's expense.

                (M) Tenant shall not install or operate any steam or gas engine or boiler, or carry on any mechanical business in the premises. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Building.

                (N) Any painting or decorating of the premises as may be agreed to be done by and at the expense of Landlord shall be done during regular working hours; should Tenant desire such work done on Sundays, holidays or outside of regular working hours, Tenant shall pay for the extra cost thereof.

                (O) Except as permitted by Landlord, Tenant shall not mark upon, paint signs upon, cut, drill into, drive nails or screws into, or in any way deface the walls, ceilings, partitions or floors of the premises or of the Building, and any defacement, damage or injury caused by Tenant, its agents or employees, shall be paid for by Tenant.

                (P) Landlord shall at all times have the right by its officers or agents, to enter the premises to inspect and examine the same, and to show the same to persons wishing to lease them, and may at any time within 60 days next preceding the termination of this tenancy place upon the doors and windows of the premises a notice "For Rent" which said notice shall not be removed by Tenant.

                (Q) Tenant shall, at Tenant's expense, use chair pads for all areas of the premises with carpeting to protect such carpeting.

                (R) Landlord reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be needful and desirable for the safety, care and cleanliness of the premises and the Building and for the preservation of good order therein. Landlord's making of such other rules and regulations shall not be deemed an amendment or modification of this Lease.

        17. LIABILITY FOR OVERLOAD. Tenant shall be liable for the cost of any damage to the premises or the building or the sidewalks and pavements adjoining the same which results from the movement of heavy articles or heavy vehicles or utility cuts made by or on behalf of Tenant. Tenant shall not overload the floors or any other part of the premises.

        18. NO USE OF PREMISES IN VIOLATION OF INSURANCE POLICIES. Tenant shall make no use of the premises which would void or make voidable any insurance upon the premises.

        19. INSURANCE. The Landlord shall keep the property insured throughout the term of this lease against loss as covered by an "all risk" insurance policy at the sole expense of the Landlord. To the extent, however, that any use of the leased premises by Tenant, with or without Landlord's consent, would in any way tend to increase premiums for such insurance, Tenant agrees to pay additional monthly rent equal to such increase in insurance premiums paid by Landlord.

               Tenant shall maintain, at the sole expense of the Tenant, the following insurance throughout the term of this lease:

               Claims for personal injury or property damage under a policy of general public liability insurance, with such limits as may be reasonably requested by the Landlord from time to time, but not less than $300,000.00/$1,000,000.00 in respect of bodily injury; and $300,000.00 for property damages.

               Against such other hazards and in such amounts as the holder of any mortgage or deed of host to which the lease is subordinate may require from time to time.

               If the Tenant requests Landlord to obtain the insurance required by Tenant, as additional insurance under the Landlord's fire insurance policy, and if Landlord consents to obtain such insurance, then Tenant shall reimburse Landlord on a monthly basis for all insurance premiums paid by Landlord for such insurance coverage required of Tenant.

               19.1 WAIVER OF SUBROGATION. Landlord and Tenant grant to each other on behalf of any insurer providing fire and extended insurance coverage to either of them covering the premises, improvements thereon, and contents thereof, a waiver of any right of subrogation or recovery of any payments of loss under such insurance, such waiver to be effective so long as each is empowered to grant such waiver under the terms of its insurance policy, and to give all necessary notice of such waiver to its insurance carriers.

                19.2 OTHER PROVISIONS REGARDING TENANT'S INSURANCE. All insurance required of Tenant in this lease shall be effected under enforceable policies issued by insurers of recognized good financial condition licensed to do business in this State. At least fifteen (15) days prior to the expiration date of any such policy, a certificate evidencing a new or renewal policy shall be delivered by Tenant to Landlord. Within fifteen (15) days after the premium on any policy shall become due and payable, Landlord shall be furnished with satisfactory evidence of its payment. To the extent obtainable, all policies shall contain an agreement that notwithstanding any act or negligence of Tenant which might otherwise result in forfeiture of such insurance, such policies shall not be canceled except upon ten (10) days prior written notice to Landlord, and that the coverage afforded thereby shall not be affected by the performance of any work in or about the premises.

                      If Tenant provides any insurance required of Tenant, by this lease in the form of a blanket policy, Tenant shall tarnish satisfactory proof that such blanket policy compiles in all respects with the provisions of this lease, and that the coverage thereunder is at least equal to the coverage which would be provided under a separate policy covering only the premises.

                19.3 CHANGES IN STANDARD POLICIES. If the definition of insurance industry policy language relating to "all risk" insurance or other term changes, the insurance requirements hereunder shall be modified to conform to the existing insurance industry language; however, the dollar amount of the coverages required under this lease shall not be less than those existing at the time of the effective beginning date of this lease.

        20. FIRE REGULATIONS -- TENANT RESPONSIBILITY. It shall be Tenant's sole and exclusive responsibility to meet all fire regulations of any governmental unit having jurisdiction over the premises to the extent such regulations affect Tenants operations, at Tenant's sole expense.

        21. REPLACEMENT OF BUILDING -- CASUALTY DAMAGES. If the premises are damaged or destroyed by fire or other cause at any time after the date of commencement of this lease, Landlord shall proceed with due diligence to repair or restore the same to the same condition as existed before such damage or destruction, and as soon as possible thereafter will give possession to the Tenant of the premises without diminution or change of location. Provided, however, that in case of total destruction of the premises by fire, or in case the premises are so badly damaged that in the opinion of the Landlord, it is not feasible to repair or rebuild the same, then, Landlord shall have the right to terminate this lease instead of rebuilding the improvements; provided, however, that Landlord shall give Tenant written notice of Landlord's intention to terminate, said notice to be served not later than thirty (30) days after the occurrence of the damage to the property. In the event the premises are rendered temporarily untenantable because of fire or other casualty, base monthly rent shall abate on the untenantable area until the premises are restored to their former condition, abatement to be based on the square feet of building floor space in the untenantable area compared to the total square feet of building floor space on the premises. Provided, however, that to the extent the damage or destruction results from the negligence or other action of Tenant or its employees, agents, contractors, subcontractors, invitees, guests or licensees, Tenant shall pay for the restoration or repair, to the extent the cost of same is not covered by insurance.

        22. ENVIRONMENTAL MATTERS

                22.1 DEFINITIONS.

                        22.1.1 HAZARDOUS MATERIAL. Hazardous Material means any substance:

                        (a) the presence of which requires investigation, notice or remediation under any federal, state or local statute, regulation, ordinance, order, action, policy or common law; or

                        (b) which is or becomes defined as a "hazardous material," "hazardous waste," "hazardous substance," "regulated substance," "pollutant" or "contaminant" under any federal, state or local statute, regulation, rule or ordinance or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C.ss.9601 et seq.), Toxic Substances Control Act (15 U.S.C. 2601 et seq.), the Colorado Underground Storage Tank Act (Colo. Rev. Stet.ss. 25-18-101 et seq.), and/or the Resource Conservation and Recovery Act (42 U.S.C. 6901 et seq.); or

                        (c) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, the State of Colorado or any political subdivision thereof; or

                        (d) the presence of which on the premises causes or threatens to cause a nuisance upon the premises or to adjacent properties or poses or threatens to pose a hazard to the health or, safety of persons on or about the premises; or

                        (e) which contains gasoline, diesel fuel or other petroleum hydrocarbons; or

                        (f) which contains polychlorinated biphenyls (PCBs), asbestos or area formaldehyde foam insulation; or

                        (g) radon gas.

                        22.1.2 ENVIRONMENTAL REQUIREMENTS. Environmental Requirements means all applicable present and future statutes, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, plans, authorizations, concessions, franchises, and similar items, of all governmental agencies, departments, commissions, boards, bar instrumentalities of the United States, states and political subdivisions thereof and all applicable judicial, administrative, and regulatory decrees, judgments, and orders relating to the protection of human health or the environment, including, without limitation:

                        (a) All requirements, including but not limited to those pertaining to reporting, licensing, permitting, investigation, and remediation of emissions, discharges, releases, or threatened releases of Hazardous Materials, chemical substances, pollutants, contaminants, or hazardous or toxic substances, materials or wastes whether solid, liquid, or gaseous in nature, into the air, surface water, groundwater, or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of chemical substances, pollutants, contaminants, or hazardous or toxic substances, materials, or wastes, whether solid, liquid, or gaseous in nature; and

                        (b) All requirements pertaining to the protection of the health and safety of employees or the public.

                        22.1.3 ENVIRONMENTAL DAMAGES. Environmental Damages means all claims, judgments, damages, losses, penalties, fines, liabilities (including strict liability), encumbrances, liens, costs, and expenses of investigation and defense of any claim, whether or not such claim is ultimately defeated, and of any good faith settlement or judgment, of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable, including without limitation reasonable attorneys' fees and disbursements and consultants' and witnesses' fees, any of which are incurred at any time as a result of the existence of Hazardous Material upon, about, beneath the premises or migrating or threatening to migrate to or from the premises, or the existence of a violation of Environmental Requirements pertaining to the premises, including without limitation:

                        (a) Damages for personal injury, or injury to property or natural resources occurring upon or off of the premises, foreseeable or unforeseeable, including, without limitation, lost profits, consequential damages, the cost of demolition and rebuilding of any improvements on real property, interest and penalties including but not limited to claims brought by or on behalf of employees of Tenant;

                        (b) Fees incurred for the services of attorneys, consultants, contractors, experts, laboratories and all other costs incurred in connection with the investigation or remediation of such Hazardous Materials or violation of Environmental Requirements including, but not limited to, the preparation of any feasibility studies or reports or the performance of any cleanup, remediation, removal, response, abatement, containment, closure, restoration or monitoring work required by any federal, state or local governmental agency or political subdivision or court, or reasonably necessary to make full economic use of the premises and any other property in a manner consistent with its current use or otherwise expended in connection with such conditions, and including without limitation any attorneys' fees, costs and expenses incurred in enforcing this agreement or collecting any sums due hereunder;

                        (c) Liability to any third person or governmental agency to indemnify such person or agency for costs expended in connection with the items referenced herein; and

                        (d) Diminution in the value of the premises and adjoining property, and damages for the loss of business and restriction on the use of or adverse impact on the marketing of rentable or usable space or of any amenity of the premises and adjoining property.

                        22.2 TENANT'S OBLIGATION TO INDEMNITY, DEFEND AND HOLD HARMLESS. Tenant, its successors, assigns and guarantors, agree to indemnify, defend, reimburse and hold harmless the following persons from and against any and all Environmental Damages arising from activities of Tenant or its employees, agents, contractors, subcontractors, or guests, licensees, or invitees which (1) result in the presence of Hazardous Materials upon, about or beneath the premises or migrating to or from the premises, or (2) result in the violation of any Environmental Requirements pertaining to the premises and the activities thereon:

                        22.2.1 LANDLORD;

                        22.2.2 any other person who acquires an interest in the premises in any manner, including but not limited to purchase at a foreclosure sale or otherwise; and

                        22.2.3 the directors, officers, shareholders, employees, partners, agents, contractors, subcontractors, experts, licensees, affiliates, lessees, mortgagees, trustees, heirs, devisees, successors, assigns, guests and invitees of such persons.

                        This obligation shall include, but not be limited to, the burden and expense of the indemnified parties in defending all claims, suits and administrative proceedings, including attorneys' fees and expert witness and consulting fees, even if such claims, suits or proceedings are groundless, false or fraudulent, and conducting all negotiations of any description, and paying and discharging, when and as the same become due, any and all judgments, penalties or other sums due against such indemnified persons, and all such expenses incurred in enforcing the obligation to indemnify. Tenant, at its sole expense, may employ additional counsel of its choice to associate with counsel representing the indemnified parties.

                22.3 TENANT'S OBLIGATION TO REMEDIATE. Notwithstanding the obligation of Tenant to indemnify Landlord pursuant to this agreement, Tenant shall, upon demand of Landlord, and at its sole cost and expense, promptly take all actions to remediate the premises which are reasonably necessary to mitigate Environmental Damages or to allow full economic use of the premises, or are required by Environmental Requirements, which remediation is necessitated by the
(1) introduction of a Hazardous Material upon, about or beneath the premises or
(2) a violation of Environmental Requirements, either of which is caused by the actions of Tenant, its employees, agents, contractors, subcontractors, guests, invitees or licensees. Such actions shall include, but not be limited to, the investigation of the environmental condition of the premises, the preparation of any feasibility studies, reports or remedial plans, and the performance of any cleanup, remediation, containment, operation, maintenance, monitoring or restoration work, whether on or off of the premises. Tenant shall take all actions necessary to restore the premises to the condition existing prior to the introduction of Hazardous Material upon, about or beneath the premises, notwithstanding any lesser standard of remediation allowable under applicable law or governmental policies. All such work shall be performed by one or more contractors, selected by Tenant and approved in advance and in writing by Landlord. Tenant shall proceed continuously and diligently with such investigatory and remedial actions, provided that in all cases such actions shall be in accordance with all applicable requirements of governmental entities. Any such actions shall be performed in a good, safe and workmanlike manner and shall minimize any impact on the business conducted at the premises. Tenant shall pay all costs in connection with such investigatory and remedial activities, including but not limited to all power and utility costs, and any and all taxes or fees that may be applicable to such activities. Tenant shall promptly provide to Landlord copies of testing results and reports that are generated in connection with the above activities, and copies of any correspondence with any governmental entity related to such activities. Promptly upon completion of such investigation and remediation, Tenant shall permanently seal or cap all monitoring wells and test holes to industrial standards in compliance with applicable federal, state and local laws and regulations, remove all associated equipment, and restore the premises to the maximum extent possible, which shall include, without limitation, the repair of any surface damage, including paving, caused by such investigation or remediation hereunder. Provided, however, that Tenant shall not be obligated to remediate environmental damages which result from seepage of Hazardous Materials onto the premises from adjacent property unless the presence on the adjacent properly was caused by Tenant or its employees, agents, contractors, subcontractors, guests, invitees or licensees.

                22.4 NOTIFICATION. If Tenant shall become aware of or receive notice or other communication concerning any actual, alleged, suspected or threatened violation of Environmental Requirements, or liability of Tenant for Environmental Damages in connection with the premises or past or present activities of any person thereon, or that any representation set forth in this agreement is not or is no longer accurate, including but not limited to notice or other communication concerning any actual or threatened investigation, inquiry, lawsuit, claim, citation, directive, summons, proceeding, complaint, notice, order, writ, or injunction, relating to same, then Tenant shall deliver to Landlord, within ten days of the receipt of such notice or communication by Landlord, a written description of said violation, liability, correcting information, or actual or threatened event or condition, together with copies of any such notice or communication. Receipt of such notice shall not be deemed to create any obligation on the part of Landlord to defend or otherwise respond to any such notification or communication.

                22.5 NEGATIVE COVENANTS.

                        22.5.1 NO HAZARDOUS MATERIAL ON PREMISES. Except in strict compliance with all Environmental Requirements, Tenant shall not cause, permit or suffer any Hazardous Material to be brought upon, treated, kept, stored, disposed of, discharged, released, produced, manufactured, generated, refined or used upon, about or beneath the premises by Tenant, its agents, employees, contractors, subcontractors, guests, licensees or invitees, or any other person. Tenant shall deliver to Landlord copies of all documents which Tenant provides to any governmental body in connection with compliance with Environmental Requirements with respect to the premises, such delivery to be contemporaneous with provision of the documents to the governmental agency.

                        22.5.2 NO VIOLATIONS OF ENVIRONMENTAL REQUIREMENTS. Tenant shall not cause, permit or suffer the existence or the commission by Tenant, its agents, employees, contractors, subcontractors or guests, licensees or invitees, or by any other person of a violation of any Environmental Requirements upon, about or beneath the premises or any portion thereof.

                        22.5.3 NO ENVIRONMENTAL OR OTHER LIENS. Tenant shall not create or suffer or permit to exist with respect to the premises, any lien, security interest or other charge or encumbrance of any kind, including without limitation, any lien imposed pursuant to section 107(f) of the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C. section

9607(1) or any similar state statute to the extent that such lien arises out of the actions of Tenant, its agents, employees, contractors, subcontractors or guests, licensees or invitees.

                22.6 LANDLORD'S RIGHT TO INSPECT AND TO AUDIT TENANT'S RECORDS. Landlord shall have the right in its sole and absolute discretion, but not the duty, to enter and conduct an inspection of the premises and to inspect and audit Tenant's records concerning Hazardous Materials at any reasonable time to determine whether Tenant is complying with the terms of the lease, including but not limited to the compliance of the premises and the activities thereon with Environmental Requirements and the existence of Environmental Damages as a result of the condition of the premises or surrounding properties and activities thereon. If Landlord has reasonable cause to believe Tenant is in default with respect to any of the previsions of this lease related to Hazardous Materials, Environmental Requirements or Environmental Damages, then Landlord shall have the right, but not the duty, to retain at the sole expense of Tenant an independent professional consultant to enter the premises to conduct such an inspection and to inspect and audit any records or reports prepared by or for Tenant concerning such compliance. Tenant hereby grants to Landlord the right to enter the premises and to perform such tests on the premises as are reasonably necessary in the opinion of Landlord to assist in such audits and investigations. Landlord shall use reasonable efforts to minimize interference with the business of Tenant by such tests inspections and audits, but Landlord shall not be liable for any interference caused thereby.

                22.7 LANDLORD'S RIGHT TO REMEDIATE. Should Tenant fail to perform or observe any of its obligations or agreements pertaining to Hazardous Materials or Environmental Requirements, then Landlord shall have the right, but not the duty, without limitation upon any of the rights of Landlord pursuant to the agreement, to enter the premises personally or through its agents, consultants or contractors and perform the same. Tenant agrees to indemnify Landlord for the costs thereof and liabilities therefrom as set forth in Paragraph 21.2.

                22.8 LANDLORD'S OBLIGATION TO REMEDIATE. Landlord agrees to remediate all Environmental Damages (1) caused by Landlord, its agents, employees, contractors, subcontractors, guests, licensees or invitees, or (2) not so caused but arising prior to Commencement Date hereof and not caused by Tenant, its agents, employees, contractors, subcontractors, guests, licensees or invitees.

                22.9 LANDLORD'S OBLIGATION TO INDEMNITY, DEFEND AND HOLD HARMLESS CONCERNING ENVIRONMENTAL MATTERS. Landlord, its successors, assigns and guarantors, agree to indemnify, defend, reimburse and hold harmless the following persons from and against any and all Environmental Damages arising from activities of Landlord or its employees, agents, contractors, subcontractors or guests, licensees, invitees; or which occurred prior to the Commencement Date (and were not caused by Tenant, its agents, employees, contractors, subcontractors, guests, licensees or invitees) which (1) result in the presence of Hazardous Materials upon, about or beneath the premises or migrating to or from the premises, or (2) result in the violation of any Environmental Requirements pertaining to the premises and the activities thereon:

                        22.9.1 TENANT;

                        22.9.2 the directors, officers, shareholders, employees, partners, agents, contractors, subcontractors, experts, licensees, affiliates, lessees, mortgagees, trustees, heirs, devisees, successors, assigns and invitees of Tenant.

                        This obligation shall include, but not be limited to, the burden and expense of the indemnified parties in defending all claims, suits and administrative proceedings, including attorneys' fees and expert witness and consulting fees, even if such claims, suits or proceedings are groundless, false or fraudulent, and conducting all negotiations of any description, and paying and discharging, when and as the same become due, any and all judgments, penalties or other sums due against such indemnified persons, and all such expenses incurred in enforcing the obligation to indemnify. Landlord, at its sole expense, may employ additional counsel of its choice to associate with counsel representing Tenant.

                22.10 SURVIVAL OF ENVIRONMENTAL OBLIGATIONS. The obligations of Landlord and Tenant as set forth in Paragraph 21 and all of its subparagraphs shall survive termination of this lease.

        23. ENTRY BY LANDLORD. Landlord, or its authorized representative, and/or any lender or prospective lender, shall have the right to enter the premises during the lease term at all reasonable times during usual business hours for purposes of inspection, and/or the performance of any maintenance, repairs or replacement therein. Landlord shall give Tenant such advance notice of entry as is reasonable in light of the purpose for the entry.

        24. DEFAULT - REMEDIES OF LANDLORD

                24.1 DEFAULT DEFINED. Any one or more of the following events (each of which is herein sometimes called "event of default") shall constitute a default:

                        24.1.1 Tenant defaults in the due and punctual payment of any rent, taxes, tax deposits, insurance premiums, maintenance fees or other sums required to be paid by Tenant under this lease when and as the same shall become due and payable;

                        24.1.2 Tenant abandons the premises;

                        24.1.3 Tenant defaults in the performance of or compliance with any of the covenants, agreements, terms and conditions contained in this lease other than those referred to in the foregoing Paragraph 24.1.1, and such default shall continue for a period of 10 days after written notice thereof from Landlord to Tenant, and shall not be cured as permitted by Paragraph 24.9;

                        24.1.4 Tenant files a voluntary petition in bankruptcy or is adjudicated a bankrupt or insolvent, or takes the benefit of any relevant legislation that may be in force for bankrupt or insolvent debtors or files any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law or regulation, or proceedings are taken by Tenant under any relevant Bankruptcy Act in force in any jurisdiction available to Tenant, or

Tenant seeks or consents to or acquiesces in the appointment of any trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties or of the premises, or makes any general assignment for the benefit of creditors;

                        24.1.5 A petition is filed against Tenant seeking any reorganization, arrangement, composition, readjustment liquidation, dissolution or similar relief under any present or future federal, state or other statute, law or regulation, and shall remain undismissed for an aggregate of 120 days, or if any trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties or of the premises is appointed without the consent or acquiescence of Tenant and such appointment remains unvacated for an aggregate of 20 days.

                24.2 LANDLORD'S REMEDIES IN THE EVENT OF DEFAULT. In the event of any event of default, Landlord shall have the option, without further notice to Tenant or further demand for performance exercise any one or more of the following remedies (and any other remedy available at law or in equity):

                        24.2.1 If Tenant has been late in payment of rent or other sums due on four or more occasions during any period of one year. Landlord, without terminating this lease, may (1) require that all future payments be made by bank cashier's check, and/or (2) require an additional security deposit in the amount of the then-current base rent for two months, and/or (3) require that rent for each month be paid on or before the 15th day of the preceding month. Such requirement shall be imposed by Landlord's written notice delivered to Tenant. The additional security deposit shall be paid within 10 days after delivery of the notice. The Landlord may or may not exercise the remedies provided in this Paragraph 24.2.1, in its sole discretion. The exercise of the remedies provided in this Paragraph 24.2.1 shall not be required prior to the exercise of any other available remedy.

                        24.2.2 Without obligation to seek a new tenant, to institute suit against Tenant to collect each installment of rent or other sum as it becomes due or to enforce any other obligation under this lease even though the premises be left vacant.

                        24.2.3 As a matter of right, to procure the appointment of a receiver for the premises by any court of competent jurisdiction upon ex parte application and without notice, notice being hereby expressly waived. All rents, issues and profits, income and revenue from the premises shall be applied by such receiver to the payment of the rent, together with any other obligations of the Tenant under this lease.

                        24.2.4 To re-enter and take possession of the premises and all personal property therein and to remove Tenant and Tenant's agents and employees therefrom, and either:

                                1) terminate this lease and sue Tenant for
damages for breach of the obligations of Tenant to Landlord under this lease; or

                                2) without terminating this lease, relet, assign
or sublet the premises and personal property, as the agent and for the account of Tenant in the name of Landlord or otherwise, upon the terms and conditions Landlord deems fit with the new Tenant for such period (which may be greater or less than the period which would otherwise have constituted the balance of the term of this lease) as Landlord may deem best, and collect any rent due upon any such reletting. In this event, the rents received on any such, reletting shall be applied first to the expenses of reletting and collecting, including, without limitation, all repossession costs, reasonable attorneys' fees, and real estate brokers' commissions, alteration costs and expenses of preparing said premises for reletting, and thereafter toward payment of the rental and of any other amounts payable by Tenant to Landlord. If the sum realized shall not be sufficient to pay the rent and other charges due from Tenant, then within five days after demand, Tenant will pay to Landlord any deficiency as it accrues. Landlord may sue therefor as each deficiency shall arise if Tenant shall fail to pay such deficiency within the time limited.

                24.3 TENANT TO SURRENDER PEACEABLY. In the event Landlord elects to re-enter or take possession of the premises, Tenant shall quit and peaceably surrender the premises to Landlord, and Landlord may enter upon and re-enter the premises and possess and repossess itself thereof, by force, summary proceedings, ejectment or otherwise, and may dispossess and remove Tenant and may have, hold and enjoy the premises and the right to receive all rental income of and from the same.

                24.4 NO TERMINATION BY RE-ENTRY. No re-entry or taking of possession by Landlord shall be construed as an election on Landlord's part to terminate or accept surrender of this lease unless Landlord's written notice of such intention is delivered to Tenant.

                24.5 INJUNCTION. In the event of any breach by Tenant of any of the agreements, terms, conditions or covenants contained in this lease, Landlord, in addition to any and all other rights, shall be entitled to enjoin such breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise for such breach as though re-entry, summary proceedings, and other remedies were not provided for in this lease.

                24.6 REMEDIES LISTED ARE CUMULATIVE AND NON-EXCLUSIVE. The enumeration of the foregoing remedies does not exclude any other remedy, but all remedies are cumulative and shall be in addition to every other remedy now or hereafter existing at law or in equity, including, but not limited to, the remedies provided in Paragraph 25 concerning Landlord's security interest in Tenant's personal property and Landlord's right to remove same.

                24.7 INTEREST ON SUMS PAST DUE. In addition to the late charge which is elsewhere established, all rent and all other amounts due from Tenant hereunder shall bear interest at the rate of eighteen (18%) percent per annum compounded quarter-annually from their respective due dates until paid, provided that this shall in no way limit, lessen or affect any claim for damages by Landlord for any breach or default by Tenant.

                24.8 ATTORNEYS' FEES. Reasonable attorneys' fees, expert witness fees, consulting fees and other expenses incurred by either party by reason of the breach by either party in complying with any of the agreements, terms, conditions or covenants of this lease shall constitute additional sums to be paid to the prevailing party on demand.

                24.9 TIME TO CURE CERTAIN NON-MONETARY DEFAULTS. In the event of any default other than failure to pay a sum of money, for which notice has been given as provided herein, which because of its nature can be cured but not within the period of grace heretofore allowed, then such default shall be deemed remedied, if the correction thereof shall have been commenced within said grace period or periods and shall, when commenced, be diligently prosecuted to completion.

                24.10 LANDLORD DEFAULT. If Landlord is in default under any of its obligations and the default continues for thirty (30) days after written notice from Tenant (subject to extension pursuant to 24.9, Tenant may pursue all remedies at law or in equity. Tenant may, but shall not be required to, correct such default for the Landlord's account , and the expense shall be promptly paid within ten (10) days by Landlord; however, in no event shall Tenant have the right to rental abatement, offset of expenses against rental, or the right to terminate this lease, subject to Tenant's legal or equitable remedies.

        Tenant may not offset any sum due or assertedly due from Landlord to Tenant against any sum due from Tenant to Landlord.

        Tenant agrees that if Tenant obtains a judgment against Landlord arising out of Landlord's obligations under this lease, such judgment may be satisfied only by execution and sale of Landlord's interest in the premises leased hereby. Tenant may not seek execution against other property of Landlord, nor pursue any judgment, execution or other remedy against the partners or other owners of Landlord or any of their property. Immediately upon receipt of Landlord's written, request, Tenant will release any property (other than the premises leased hereby) from the lien of any judgment obtained by Tenant against Landlord arising out of Landlord's obligations under this lease.

        25. LANDLORD'S SECURITY INTEREST IN TENANT'S PERSONAL PROPERTY; LANDLORD'S RIGHT TO REMOVE SAME. As security for its obligations under this lease, Tenant grants to Landlord a security interest in all the personal property and fixtures of Tenant now or subsequently located upon the premises (the collateral). The security interest shall attach to the collateral at such time (but not before) when Tenant fails to pay to Landlord any fixed sum of money due to Landlord pursuant to this lease and only after Landlord has given Tenant notice of the default and the default has remained uncured after the period allowed for cure. Concurrently with signature hereof (or at such later time when Landlord may demand same), Tenant will sign and deliver to landlord financing statements properly evidencing the security interest, in customary short form suitable for filing with the Secretary of State of the State of Colorado and with the Boulder County Clerk and Recorder. The financing statements shall not be filed prior to the date when the security interest attaches to the collateral. In the event of default by Tenant, and after attachment of the security interest to the collateral, Landlord may exercise all rights and remedies available to the holders of security interests under the Uniform Commercial Code as in effect in the State of Colorado.

        Landlord shall not be obligated to exercise any such remedy, however, and at Landlord's sole election, Landlord may forego exercise of its rights under the security agreement and proceed to remove, or have the appropriate governmental agencies remove, all of Tenant's property from the premises and leave same on any public street or landfill at Tenant's sole risk. The cost of any such removal shall be paid by Tenant to Landlord upon demand.

        26. LEGAL PROCEEDINGS AGAINST TENANT BY THIRD PARTIES; TENANT TO PAY LANDLORD'S FEES. In the event of any proceeding at law or in equity wherein Landlord, without being in default as to its covenants under the terms hereof, shall be made a party to any litigation by reason of Tenant's interest in the premises, or, in the event Landlord shall be required to commence any legal proceedings relating to the premises and Tenant's occupancy thereof and Tenant's relation thereto, Landlord shall be allowed and Tenant shall be liable for and shall pay all costs and expenses incurred by Landlord, including reasonable attorneys' fees, expert witness fees and consultant's fees.

        27. INDEMNIFICATION BY TENANT AND BY LANDLORD. The Tenant shall indemnify and save harmless Landlord of and from liability for damages or claims against Landlord, including costs, attorneys' fees and expenses of Landlord in defending against the same, on account of injuries to any person or property, if the injuries are caused by the negligence or willful misconduct of Tenant, its agents, servants or employees, or of any other person entering upon the premises under express or implied invitation of Tenant or if such injuries are the result of the violation by Tenant, its agents, servants, or employees, of laws, ordinances, or of the terms of this lease.

        The Landlord shall indemnify and save harmless Tenant of and from liability for damages or claims against Tenant, including costs, attorneys' fees and expenses of Tenant in defending against the same, on account of injuries to any person or property, if the injuries are caused by the negligence or willful misconduct of Landlord, its agents, servants or employees, or of any other person entering upon the premises primarily under express or implied invitation of Landlord or where such injuries are the result of the violation by Landlord, its agents, servants or employees, of laws, ordinances, or other governmental regulations.

        28. ASSIGNMENT OR SUBLETTING. Tenant shall not assign, mortgage, or encumber this lease, nor sublet or permit the premises or any part thereof to be used by others, without the prior written consent of Landlord in each instance.

        In connection with an assignment, sublease or encumbrance Landlord may require the submittal of detailed financial information about the prospective subtenant or assignee, to be reviewed by Landlord, and may require a guarantee of the obligations of the prospective subtenant or assignee, and may require detailed financial information about the guarantor, to be reviewed by Landlord; and there may be alterations to this lease and alterations to the building which are necessary to consummate the transaction. The Landlord may require Tenant or the prospective assignee or sub-tenant to pay for the alterations to the building, and may require that Landlord perform same. In addition, Landlord may charge a fee of two percent of base rent for the first five years of the lease, due in full upon Landlord's consent, as payment to Landlord for such investigations, lease alterations and similar matters. No two percent fee will be charged in connection with an assignment or sublease to an assignee or subtenant who is "affiliated" with Tenant. "Affiliated" means under common voting control, directly or indirectly.

        A sale or transfer of control of a majority of the votes which may be cast to elect Tenant's board of directors or other governing body shall be deemed to be an assignment of this lease, requiring Landlord's consent if the sale or transfer is essentially accomplished in a single transaction.

        If this lease is assigned, or if the premises or any part thereof is sublet, or occupied by anyone other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant, or occupant and apply the net amount collected against all rent herein reserved. No such assignment, subletting, occupancy, or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, sub-tenant, or occupant as tenant; or a release of Tenant from further performance by Tenant of the covenants in this lease. The consent by Landlord to an assignment or subletting shall not be construed to relieve Tenant (or any subsequent tenant) from obtaining the consent in writing of Landlord to any further assignment or subletting.

        29. LANDLORD'S WARRANTY OF TITLE; QUIET ENJOYMENT. Landlord covenants it has good right to lease the premises in the manner described herein and that Tenant shall peaceably and quietly have, hold, occupy, and enjoy the premises during the term of the lease; except as provided in Paragraph 32 concerning subordination to mortgage lenders.

        30. ADDITIONAL DEVELOPMENT OF PROPERTY RIGHTS OF LANDLORD. Landlord does reserve, during the term of this lease, the right to go upon and deal with the premises or part thereof for the purpose of implementing a common development plan for the project of which the premises are a part, and to make any other changes and/or improvements as Landlord shall deem advisable in the exercise of its sole discretion; provided, however, any such action by Landlord shall not unreasonably interfere with the rights of Tenant hereunder.

        31. MENTAL ACQUISITION OF THE PREMISES. The parties agree that Landlord shall have sole and exclusive authority to negotiate and settle all matters pertaining to the acquisition of all or part of the premises by a governmental agency by eminent domain or threat thereof (condemnation), and to convey all or any part of the premises under threat of condemnation, and the lease shall terminate as to any area so conveyed. It is agreed that any compensation for land and/or buildings to be taken whether resulting from negotiation and agreement or condemnation proceedings, shall be the exclusive property of Landlord, and that there shall be no sharing whatsoever between Landlord and Tenant of any such sum. Such taking of property shall not be considered as a breach of this lease by Landlord, nor give rise to any claims in Tenant for damages or compensation from Landlord. Tenant may separately claim and recover from the condemning authority the value of any personal property owned by Tenant which is taken, and any relocation expenses owed to Tenant by the condemning authority. If the taken portion of the premises consists only of areas where no building is constructed, and the land area of the premises is reduced by less than ten percent, and the parking area available for use by Tenant is reduced by less than five percent, and there is no material change in Tenant's access to the premises, then there shall be no change in the terms of the lease. If no building area is taken but the foregoing limits on parking area reductions are exceeded, then Tenant may terminate the lease unless Landlord provides sufficient reasonably adjacent parking area so that the total available parking area is reduced by less than five percent. If any portion of the building or the premises is taken, then Landlord, at its election, may replace the square footage taken with space in the same building, or may provide land and building area essentially the same as the premises in a reasonably adjacent location, within 10 days after the conveyance or taking, under the same terms and conditions as contained in this lease, and this lease shall be in full force and effect as to the new premises. If Landlord does not so provide reasonable space, then Tenant shall have two options. First, Tenant may terminate the lease by written notice delivered to Landlord within 60 days after the conveyance or taking. Second, Tenant may retain the remaining portion of the premises, under all the terms and conditions hereof, but the base rental shall be reduced in proportion to the number of square feet of building floor space taken compared to the number of square feet of building floor space on the premises prior to the taking.

        32. SUBORDINATION OF TAK LEASEHOLD TO MORTGAGES. This lease shall be, subject and subordinate in priority at all times to the lien of any existing and/or hereafter executed mortgages and host deeds encumbering the premises. Although no instrument or act on the part of Tenant shall be necessary to effectuate such subordination, Tenant will execute and deliver such further instruments subordinating this lease to the lien of any such mortgages or trust deeds as may be desired by the mortgagee or holder of such trust deeds. Tenant hereby appoints Landlord as his attorney in fact, irrevocably, to execute and deliver any such instrument for Tenant. Tenant further agrees at any time and from time to lime upon not less than ten (10) days prior written request by Landlord, to execute, acknowledge, and deliver to Landlord an estoppel affidavit in form acceptable to Landlord and the holder of any existing or contemplated mortgage or deed of trust encumbering the premises. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (1) that this lease is in full force and affect, without modification except as maybe represented by Landlord; (2) that there are no uncured defaults in Landlord's performance; and (3) that not more than one (1) month's rent has been paid in advance. Further, upon request, Tenant shall supply to Landlord a corporate resolution certifying that the party signing this statement on behalf of Tenant is properly authorized to do so, if Tenant is a corporation. Tenant agrees to provide Landlord within ten business days of Landlord's request, Tenant's most recently completed financial statements and such other financial information as reasonably requested by Landlord in order to verify Tenant's financial condition to satisfy requirements of Landlord's existing or contemplated lender or mortgagee.

        Tenant agrees with lender and Landlord that if there is a foreclosure of any such mortgage or deed of trust and pursuant to such foreclosure, the Public Trustee or other appropriate officer executes and delivers a deed conveying the premises to the lender or its designee, or in the event Landlord conveys the premises to the lender or its designee in lieu of foreclosure, Tenant will attorn to such grantee of the premises, rather than to Landlord, to perform all of Tenant's obligations under the lease, and Tenant shall have no right to terminate the lease by reason of the foreclosure or deed given in lieu thereof.

        Landlord will endeavor to include in the terms of any mortgage or deed of trust an the premises a provision that if Tenant is not in default under the terms of this lease and Tenant is then in possession of the premises, Tenant's rights of quiet enjoyment arising out of the lease shall not be affected or disturbed by lender in the event of a default by Landlord and any sale of the premises through foreclosure of any deed of trust or otherwise.

        33. TENANT'S GUARANTEE AND FINANCIAL STATEMENTS. This lease, and Tenant's performance hereunder, shall be guaranteed by Quantum Consulting Associates, by the execution of the Guarantee Agreement attached hereto. A current financial statement of Tenant and of any parties so guaranteeing this lease shall be provided to Landlord upon execution hereof and annually thereafter if so requested by Landlord.

        34. MEMORANDUM OF LEASE -- RECORDING. This lease shall not be recorded in the office of the County Clerk and Recorder of Boulder County, except by Landlord as a financing statement. In order to effect public recordation, the parties hereto may, at the time this lease is executed, agree to execute a Memorandum of lease incorporating therein by reference the terms of this lease, but deleting therefrom any expressed statement or mention of the amount of rent herein reserved, which instrument may be recorded by either party in the office of the Clerk and Recorder of Boulder County.

        35. NO WAIVER OF BREACH; ACCEPTANCE OF PARTIAL PAYMENTS OF RENT. No assent, or waiver expressed or implied, or failure to enforce, as to any breach of any one or more of the covenants or agreements herein shall be deemed or taken to be a waiver of any succeeding or additional breach.

        Payment by Tenant or receipt by Landlord of an amount less than the rent or other payment provided for herein shall not be deemed to be other than a payment on account of the earliest rent then due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment of rent be deemed an accord and satisfaction, and Landlord may accept such check or other payment without prejudice to Landlord's right to recover the balance of all rent then due, and/or to pursue any or all other remedies provided for in this lease, in law, and/or in equity including, but not limited to, eviction of Tenant. Specifically, but not as a limitation, acceptance of a partial payment of rent shall not be a wavier of any default by Tenant.

        36. CONTROLLING LAW. The lease, and all terms hereunder shall be governed by the laws of the State of Colorado, exclusive of its conflicts of laws rules.

        37. INUREMENTS. The covenants and agreements herein contained shall bind and inure to the benefit of Landlord and Tenant and their respective successors. This lease shall be signed by the parties in duplicate, each of which shall be a complete and effective original lease.

        38. TIME. Time is of the essence in this lease in each and all of its provisions in which performance is a factor.

        39. ADDRESSES EMPLOYER IDENTIFICATION NUMBERS; METHOD OF GIVING NOTICE. The street address of Landlord is 1960 Industrial Circle, Longmont, CO 80501. The mailing address of Landlord is P. O. Box 1937, Longmont, CO 80502-1937. All payments, notices and communications which are sent to Landlord via United States mail shall be addressed to the mailing address. Only payments, notices and communications which are hand delivered or delivered by private courier service shall be addressed to the street address.

Tenant's street address is Quantum Consulting Associates, 1375 Florida Avenue, Suite 84, Longmont, CO 80501. Tenant's mailing address is Quantum Consulting Associates, 1375 Honda Avenue, Suite 84, Longmont, CO 80501. Any notice to Tenant may be delivered to the above addresses or to the premises.

        Landlord's current fax number is (303) 776-4946. Tenant's current fax number is _______________________. Any written notice required hereby may be delivered by fax. U.S.

mail, private courier service, or hand delivery. Notice shall be effective at time of delivery to the address or fax number shown.

        Either party may change its street or mailing address, or fax number, for purposes hereof, by written notice delivered to the other. The federal employer identification number of Landlord is 84 0954 078. The federal identification number of Tenant is

40. PARAGRAPH HEADINGS; GRAMMAR. All paragraph headings are made for the purposes of ease of location of terms and shall not affect or vary the terms hereof. Throughout this lease, wherever the words, "Landlord" and "Tenant" are used they shall include and imply to the singular, plural, persons both male and female, and all sorts of entities and in reading said lease, the necessary grammatical changes required to make the provisions hereof mean and apply as aforesaid shall be made in the same manner as though originally included in said lease.

        IN WITNESS WHEREOF, the Parties have executed this lease as of the date hereof.

LANDLORD:                             PRATT PARTNERSHIP,
                                      a Colorado general partnership
                                      By:
                                             -----------------------------------
                                               Susan Pratt, General Partner

TENANT:                               QUANTUM CONSULTING ASSOCIATES
                                      By:
                                             -----------------------------------
                                      Title:
                                               ---------------------------------
                                      ATTESTED BY

                                      ------------------------------------------

                           ADDENDUM TO LEASE AGREEMENT

        This Addendum is made this 6th day of November, 1996, by and between Pratt Land, LLC, a Colorado limited liability company, (hereinafter referred to as "Landlord") and Quantum Consulting Associates Inc., a Colorado subchapter "S" Corporation, (hereinafter referred to as "Tenant").

                                   WITNESSETH:

        WHEREAS, the parties hereto entered into that certain Lease Agreement (hereinafter referred to as "Lease") dated the 13th day of December, 1993, for property commonly known as: 1375 Ken Pratt Blvd, Suite 4, Longmont, CO.

        WHEREAS, Pratt Partnership, a Colorado partnership, has assigned all rights, duties, and interests to Pratt Land, LLC a Colorado limited liability company.

        NOW THEREFORE, in consideration of good and valuable consideration, including the mutual covenants hereinafter set forth, the parties hereto agree to amend the above-described Lease as follows:

                1. EXTENSION OF TERM. The term of the Lease Agreement is hereby extended from the 1st day of January 1997 to the 31st day of December, 2000.

                2. ADJUSTMENT OF BASE RENT. Pursuant to Paragraph 4.2.1 of the Lease, the Base Rent shall be increased, effective the first day of January 1997, to Four Thousand Three Hundred Thirty Four and 23/100ths U.S. Dollars ($4,334.23/month).

                3. CONFIRMATION OF LEASE AGREEMENT. Except as amended herein, the Lease shall remain in full force and effect as originally executed.

                4. TENANT IMPROVEMENTS. Landlord, at Landlord's sole expense, shall replace ten (10) stained vinyl panel boards. During replacement, Landlord shall not be held responsible for Tenant's personal property and contents, including computers. Tenant shall be responsible for moving all personal property and contents necessary to complete tenant improvements. Landlord shall use its best efforts to reasonably match the wall panels.

        IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of this date first written above.

LANDLORD:                                     TENANT:
PRATT LAND LLC                                QUANTUM CONSULTING ASSOCIATES INC.
A Colorado limited liability company          A Colorado subchapter S Corp.
By:                                           By:
    ------------------------------------          ------------------------------
    Martin W. McElwain, Manager               Name:
                                                       -------------------------
                                              Title:
                                                       -------------------------

                           ADDENDUM TO LEASE AGREEMENT

        This Addendum is made this ______ day of November, 1998, by and between Pratt Land Limited Liability Company, (hereinafter referred to as "Landlord") and Quantum Consulting Associates Inc., a Colorado subchapter " S" corporation (hereinafter referred to as "Tenant").

                                   WITNESSETH:

        WHEREAS, the parties hereto entered into that certain Lease Agreement (hereinafter referred to as "Lease") dated the 13th day of December 1993, for property commonly known as 1375 Ken Pratt Blvd. Suite 4, containing approximately 5,047 square feet:

        NOW THEREFORE, for good and valuable consideration, including the mutual covenants hereinafter set forth, the parties hereto agree to amend the above-described Lease as follows:

                1. EXTENSION OF TERM: The term of the Lease Agreement is hereby extended from the 31st day of December 2000 to the 31st day of December 2003.

                2. PREMISES LEASED: DESCRIPTION: The Premises shall be amended to include approximately 839 square feet, hereinafter referred to as "Expansion Premises." The total Premises Leased shall be expanded to 5,886 square feet.

                3. ADJUSTMENT OF BASE RENTAL: Pursuant to Paragraph 4.1 of the Lease, the Base Rent shall be increased, effective December 1, 1998 to Five Thousand Fifty-seven and 06/100ths U.S. Dollars ($5,057.06). Pursuant to Paragraph 4.3.1, on December 1, 2000, the base rent payable by Tenant shall be increased by five percent (5%).

                4. TENANT IMPROVEMENTS: Landlord at Landlords sole expense, shall construct the Tenant Improvements of installing one door as noted on Exhibit A, otherwise Tenant accepts the Expansion Premises in "As Is" condition.

                5. CONFIRMATION OF LEASE AGREEMENT: Except as amended herein, the Lease shall remain in full force and effect as originally executed.

        IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of this date first written above.

LANDLORD:                                    TENANT:
PRATT LAND LIMITED LIABILITY COMPANY         QUANTUM CONSULTING ASSOCIATES INC.
By:                            Date:         By:                       Date:
   -------------------------         -----      --------------------      ------
   Martin W. McElwain, Manager                 James K. Wilson, President

                           ADDENDUM TO LEASE AGREEMENT

        This Addendum is made this 31st day of May, 1999, by and between Pratt Land Limited Liability Company, ("Landlord") and Vastera, Inc. a Delaware corporation ("Tenant").

                                   WITNESSETH:

        WHEREAS, the Landlord and Quantum Consulting Associates, Inc., a Colorado "S" corporation ("Quantum") entered into that certain Lease Agreement (the "Lease") dated the 13th day of December 1993, for property commonly known as 1375 Ken Pratt Blvd. Suite 4, containing approximately 5,047 square feet; and

        WHEREAS, Landlord and Quantum entered into a Lease Addendum dated November 6, 1996, extending the lease term; and

        WHEREAS, Landlord and Quantum entered into a Lease Addendum dated November 18, 1998, extending the lease term and expanding the Premises; and

        WHEREAS, on or about June 1, 1999, Quantum was purchased by Vastera, Inc., a Delaware corporation, and the Colorado corporation known as Quantum Consulting Associates, Inc. was dissolved; and

        WHEREAS, Vastera is desirous of assuming the Lease, including the Addenda described above.

        NOW THEREFORE, for good and valuable consideration, including the mutual covenants hereinafter set forth, the parties hereto agree to amend the above-described Lease as follows:

                1. ASSIGNMENT OF LEASE: The Lease, including the Addenda described above, and including all the obligations and covenants under the Lease, is hereby assigned from Quantum to Vastera.

                2. CONFIRMATION OF LEASE AGREEMENT: Except as amended herein, the Lease shall remain in full force and effect as originally executed.

        IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of this date first written above.

LANDLORD:                                     TENANT:
PRATT LAND LIMITED LIABILITY COMPANY          VASTERA, INC.
By:                         Date:             By:                      Date:
    ---------------------       --------         -------------------       -----
    Martin W. McElwain, Manager                  Philip Balsamo, VP of Finance